Exhibit 10.1

SYNNEX INFORMATION TECHNOLOGIES, INC.

1993 STOCK OPTION PLAN

1.    PURPOSE OF PLAN

The Synnex Information Technologies, Inc. 1993 Stock Option Plan is intended to encourage employees, directors, and consultants of Synnex Information Technologies, Inc., a California corporation (the “Company”), its Subsidiaries and Parent (if any) to acquire stock in the Company and to provide such persons with an additional incentive to promote the financial success of the Company.

2.    DEFINED TERMS

Capitalized terms used in the Plan have the meanings noted on Section 14.

3.    ELIGIBILITY

(a) In General. Directors, employees and consultants of the Company, its Parent or any Subsidiary are eligible to receive Options; provided, however, that only employees and directors who are also employees of the Company, its Parent or any Subsidiary may be granted ISO’s.

(b) More Than 10% Shareholders. No Option shall be granted to any person who at the time of grant owns stock with more than 10% of the total voting power of all classes of stock of the Company, its parent or any Subsidiary, computed pursuant to Sections 422(b)(6) and 424(d) of the Code, unless at the time the Option is granted the exercise price is at least 110% of the Fair Market Value of the shares of Common Stock subject to the Option, and the Option is not exercisable after five years from the date of grant.

4.    SHARES SUBJECT TO PLAN

(a) Maximum Shares. The maximum number of shares of Common Stock that may be subject to Options and which are reserved for the Plan is 2,700,000 shares of Common Stock, subject to adjustment as provided in Section 4(b). If an Option expires or terminates for any reason without having been fully exercised, the unpurchased shares of Common Stock shall be added to the shares of Common Stock available for Options. The unpurchased shares of Common Stock shall not increase the maximum number of shares of Common Stock which may be subject to Options.

(b) Adjustment of Shares and Price. In the event that the Common Stock is changed into or exchanged for a different kind or number of shares of stock or securities of the Company as the result of any stock dividend, stock split, combination of shares, exchange of shares, merger, consolidation, reorganization, recapitalization or other change in capital structure, then, unless the change results in the termination of outstanding Options pursuant to Section 6(c), the number of shares of Common Stock subject to this Plan and to outstanding Options and the exercise price for such shares shall be equitably adjusted by the Committee to prevent the dilution or enlargement of rights. Any new stock or securities into which the Common Stock has been changed or for which it has been exchanged shall be substituted for the Common Stock subject to this Plan and to outstanding Options; provided, however, that fractional shares may be deleted from the adjustment or substitution.

5.    GRANTING OF OPTIONS

(a) Grants. The Committee shall from time to time, in its sole discretion but subject to this Plan, determine:

(i) the persons who will be granted Options;

(ii) the number of shares of Common Stock subject to each Option;

and

(iii) whether the Option will be an ISO or NQSO.

New Options may not be granted after the tenth anniversary of the Effective Date; provided, however, that the Board of Directors may, in its sole discretion, direct the Committee to suspend or cease granting Options at an earlier date. An Option shall be considered to be granted on the date on which the Committee authorizes the grant, provided that the Optionee executes a Stock Option Agreement in the form required by the Committee.

(b) Exercise Price. Subject to Section 3(b) and Section 4(b), the exercise price per share of Common Stock subject to each ISO is determined solely by the Committee but shall not be less than the Fair Market Value of the shares of Common Stock on the date the Option is granted. Subject to Section 3(b) and Section 4(b), the exercise price per share of Common Stock subject to each NQSO shall be determined solely by the Committee but shall not be less than 85% of the Fair Market Value of the shares of Common Stock on the date the Option is granted.

(c) Single Employee ISO Limit. The aggregate Fair Market Value (determined at the time an Option is granted) of the shares of Common Stock or other stock of the Company with respect to which ISOs granted to an employee are exercisable for the first time by such employee during any calendar year (under all Options and all other stock option plans of the Company or a Parent or any Subsidiaries of the Company or any predecessor corporation of any such corporations) shall not exceed $100,000, as required by Section 422(d) of the Code, or any successor provision.

6.    EXERCISE OF OPTIONS

(a)    Exercise Rights. Subject to Section 3(b) and Sections 6(b) and (c), at the time of grant of the Option the Committee shall determine and set forth in the Stock Option Agreement the time or times the Option may be exercised, the period or periods during which the Option may be exercised, and the number of shares subject to the Option, except that

(i)    no Option shall be exercisable prior to the date the Plan is approved by the Company’s shareholders pursuant to Section 10;

(ii)    no Option shall be exercisable after the expiration of 10 years from the date of grant;

(iii)    each Option shall become exercisable for an amount of Common Stock equal to at least 20% of the shares subject to the Option each year; such that on or after the first anniversary of the grant of the Option, the Option shall be exercisable for at least 20% of the shares subject to the Option, on or after the second anniversary of the grant of the Option, the Option shall be exercisable for at least 40% of the shares subject to the Option, etc.; and

(iv)    the calculation of the vesting period shall be suspended during any leave of absence at the request, or with the approval, of the Company, a Subsidiary, or a Parent.

(b)    Termination of Employment or Directorship. Provided the Option has not lapsed, been canceled, or terminated under Sections 4(b), 6(a)(ii), or 6(c) or 10, if the Optionee’s position as an employee, officer or director of the Company, a Subsidiary or Parent is terminated, the Optionee shall have the following time periods after the date of termination in which to exercise the Optionee’s Option for up to the same number of shares that the Optionee was entitled to purchase on the day before the date of termination (without regard to any severance pay, vacation pay or other payments upon termination):

(i)    one year when termination is caused by the disability (meaning the Optionee is unable to engage in any substantial gainful activity by reason of a medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months;

(ii)    eighteen (18) months when termination is caused by death; or

(iii)    90 days after termination for any reason other than the death or disability of the Optionee.

To the extent the Option remains unexercised as of the end of the applicable period of time following termination of the Optionee’s employment, position as an officer or directorship set forth above, the Option shall automatically terminate. To the extent the Optionee does not exercise the Option within the time periods following termination of employment or position as an officer prescribed under Section 422(a)(2) of the Code, and the former employee remains a director of the Company after termination of employment, the unexercised Options will thereafter be treated as NQSO’s.

Termination of an Optionee’s directorship, position of an officer or employment with the Company, a Parent or a Subsidiary to accept a board position, position as an officer or employment with another corporation which is either the Company, a Subsidiary or Parent shall not be deemed a termination for purposes of this Section 6(b). A leave of absence at the request, or with the approval, of the Company, a Subsidiary, or a Parent shall not be deemed a termination for purposes of this Section 6(b), so long as the period of such leave does not exceed 90 days, or, if longer, so long as the Optionee’s right to reemployment with the Company (or a Subsidiary or Parent of the Company) is guaranteed by contract.

(c)    Change of Ownership. In the event of a Change of Ownership constituting a merger or consolidation of the Company with any other corporation where the surviving corporation will not provide for assumption of any Option or a substitution of a new option for any Option, the Company shall cancel the Option in accordance with Sections 6(c)(iii) or (iv) in the event that an Option is not exercised prior to or as of the consummation of the Change in Ownership.

In addition, in the event of any Change of Ownership, the Company may, in its sole discretion and without the consent of any Optionee, do any of the following with respect to any or all of the then outstanding unexercised Options:

(i)    If the company is the surviving corporation, provide for the continuation of the Plan and all outstanding Options;

(ii)    Arrange for the assumption of any Option, or a substitution of a new option for any Option, by the purchasing or surviving corporation, provided that in the case of an ISO the assumption or substitution does not constitute a “modification” of the ISO as defined in Section 424(h) of the Code;

(iii)    Cancel any outstanding Option, whether then exercisable or not, but only upon payment to the Optionee of cash in an amount equal to the excess, if any, of the aggregate Fair Market Value of the shares of Common Stock then subject to the unexercised portion of the Option over the aggregate exercise price under the Option for such shares; or

(iv)    Cancel any outstanding Option, whether then exercisable or not, but only upon issuance to the Optionee of shares of stock in the purchasing or surviving corporation in an amount equal to the excess, if any, of aggregate Fair Market Value of the shares of Common Stock then subject to the unexercised portion of the Option over the aggregate exercise price under the Option for such shares.

To the extent not inconsistent with any applicable law, the Company shall use its best efforts to give at least 15 days advance notice of any proposed Change of Ownership transaction to each Optionee who has outstanding unexercised Options, which notice shall describe the transaction in general terms, and notify the Optionee of any action which the Company and the surviving corporation, if other than the Company, have decided to take pursuant to this Section 6(c) with respect to that Optionee’s Options.

7.    EXERCISE PROCEDURE AND PAYMENT

(a)    Exercise Procedure. To exercise an Option, an Optionee must give written notice to the Company in form satisfactory to the Company specifying the number of whole shares, but in increments of not less than 500, that the Optionee elects to purchase. The Company shall specify a closing date, which shall be not more than 30 days after the date of the Optionee’s notice, for the payment of the exercise price and the issuance of the Common Stock being purchased. If any purchase of shares requires the consent of or a filing with or notice to the Securities and Exchange Commission or any other applicable federal or state agency charged with the administration of applicable securities laws, the time period specified for the closing shall be extended for such periods as the necessary consent, filing or notice period is pending. No person may exercise an option more than once in any calendar quarter without the consent of the Committee, except in the case of the exercise of an Option following the Optionee’s termination of employment, position as an officer or directorship with Company or a Subsidiary, as the case may be, or an exercise made in contemplation of a Change of Ownership under Section 6(c). The date of exercise shall be the date on which the written notice is received by the Company. On or before the closing date, the Optionee must in form satisfactory to the Company all documents required under the Plan, the Stock Option Agreement and applicable laws and regulations with regard to the purchase of the shares of Common Stock (including investment and/or residency representations as may be required by the Company in accordance with Section 8(b), together with full payment of the exercise price and payment in cash of such amount as may be required to pay any and all applicable withholding taxes. Payment of the exercise price shall be made either (i) in cash (including check, bank draft or money order), (ii) with consent of the Committee and subject to Section 7(c), by delivering the Optionee’s duly executed promissory note, (iii) with the consent of the Committee and subject to Section 7(b), by delivering shares of Common Stock already owned by the Optionee, or (iv) by a combination of these forms of payment. Subject to compliance with Sections 7(a), 7(c) and 8(b) and with any requirements imposed by the Committee or Company under those Sections, the Company shall issue and deliver to the Optionee on the specified closing date or at the earliest practicable date after the specified closing date one or more certificates for the number of shares of Common Stock purchased. No Optionee shall have any rights of a shareholder with respect to any shares of Common Stock until certificates for the shares have been issued.

(b)    Payment with Stock. With the consent of the Committee, the Optionee may deliver Common Stock already owned by the Optionee, valued at Fair Market Value as of the closing date in full or partial payment of the exercise price of the shares of Common Stock subject to any Option; provided, however, that no Common Stock already owned by the Optionee which is “statutory option stock” as defined in Section 424(c) (3) of the Code may be delivered in payment of the exercise price if the applicable holding period requirements for such Common Stock under Sections 422(a) (1) or 423(a)(1) of the Code have not been met at the time of exercise.

(c)    Loans or Guaranties of Loans. The Committee may it its sole discretion assist any Optionee in the exercise of one or more Options granted to such Optionee by (i) authorizing a loan to the Optionee from the Company or (ii) authorizing a guaranty by Company, a Subsidiary or a Parent of a third party loan to the Optionee. Except as otherwise provided in this Section 7(c), the terms of any loan or guaranty (including the interest rate and terms of repayment) shall be established by the Committee it its sole discretion. Any loan by the Company shall, at the option of the Company, become immediately due and payable in full upon termination of the Optionee’s employment, position as an officer or directorship with Company, or a Parent or Subsidiary of the Company, for any reason or upon a sale of any shares acquired with such loan to the extent of the cash and fair market value of any property received by the Optionee in such sale. The Committee may determine that it will not require any loan to become immediately due and payable in the circumstance described in the preceding sentence in advance of the event, including, without limitation, at the time of grant of the option.

8.    RESTRICTIONS ON TRANSFERS; SECURITIES LAW COMPLIANCE

(a)    Transferability of Options. No Option shall be transferable otherwise than by will or under laws of descent and distribution, nor shall any Option be sold, pledged, assigned, hypothecated, or encumbered. Each Option shall be exercisable, during the lifetime of the Optionee, only by the Optionee.

(b)    Compliance with Securities and Other Laws.

The Company may require investment or residency representations from an Optionee or impose other restrictions prior and as a condition to issuance of shares to the Optionee or transfer of shares by the Optionee. Shares of Common Stock shall not be issued to any Optionee until the Company has obtained any required approval of any governmental authority or of any stock exchange on which the Common Stock is then listed and the Company and its counsel are satisfied that the proposed issuance complies with all applicable federal and state securities and other laws. Shares of Common Stock purchased under Options may not be transferred, sold pledged, hypothecated or encumbered except in accordance with all applicable federal, and state securities laws, rules, and regulations and the provisions of this Plan and Stock Option Agreement, and the certificates for the shares of Common Stock issued may bear a legend to that effect. Under no circumstances shall the Company be obligated to register or qualify the shares of Common Stock purchased under Options with the Securities and Exchange Commission or with applicable state securities agencies.

9.    ADMINISTRATION OF PLAN

(a)    The Committee. The Plan shall be administered by the Committee, which shall act upon majority vote.

(i) Subject to Section 9(a)(ii) below, the Committee shall consist of two or members of the Board of Directors.

(ii) If at any time any class of equity securities of the Company is registered pursuant to Section 12(b) or (g) of the Securities Exchange Act of 1934, then, to the extent possible, the Committee shall consist of two or more directors, all of whom shall, while serving on the Committee, be “disinterested administrators, “within the meaning of the Rule 16b-3 under the Securities Exchange Act of 1934 as at such time in effect or any other provision that may replace the Rule and be in effect at such time.

(b)    Committee Authority. To clarify the Committee’s powers and duties, but not to limit them, the Committee has full authority and power to:

(i) Interpret the provisions of the Plan and make rules and regulations for the administration of the Plan which are consistent with the Plan;

(ii) Decide all questions of eligibility for Plan participation and for the grant of Options;

(iii) Adopt forms of Stock Option Agreements and other documents consistent with the Plan and, in the case of ISO’s, with Section 422 of the Code;

(iv) Engage agents to perform legal accounting and other professional services as it may deem proper for administering the Plan; and

(v) Take other actions reasonably required or appropriate to administer the Plan or to carry out the Committee activities contemplated by the Plan.

10.    EFFECTIVE DATE

The effective Date of the Plan shall be the date of its adoption by the Board of Directors; provided, however, that no Option shall be exercisable prior to the approval of the Plan by the holders of a majority of the shares of Common Stock of the Company represented at a meeting of the shareholders at which the Plan is considered or by a majority of the shareholders by written consent. If shareholder approval is not obtained within one year after the Effective Date, then the Plan and all Options shall automatically terminate on the first anniversary of the Effective Date.

11.    AMENDMENT AND TERMINATION

(a) The Plan.

(i) Amendment. The Board of Directors may amend the Plan from time to time in its sole discretion; provided, however, that no amendment shall, without the approval of the shareholders of the Company in the manner provided in Section 10 and in accordance with Section 422 of the Code, (a) change the class of persons eligible to receive Options or otherwise materially modify the requirements as to eligibility for participation in the Plan; (b) increase the aggregate number of shares of Common Stock which may be purchased upon exercise of Options and issued under the Plan; or (c) materially increase the benefits accruing to Optionees restrictions shall be void and of no effect. Furthermore, no amendment shall impair the rights of any Optionee under any Option, without the Optionee’s consent.

(ii) Termination. The Plan shall terminate automatically on the tenth anniversary of the Effective Date, and the Company may terminated the Plan at any earlier time. Upon termination of the Plan, no additional Options shall be granted; provided, however, that the terms of the Plan and Stock Option Agreements shall continue in full force and effect with respect to outstanding and unexercised Options and shares of Common Stock issued under the Plan.

(b) Options. Subject to the terms and conditions, and limitations of the Plan, the Committee may, in its sole discretion modify, extend or renew outstanding Options or accept the surrender of outstanding Options (to the extent not exercised) and authorize the granting of new Options in substitution (to the extent not exercised). Notwithstanding the preceding sentence, no modification of Option shall, without the consent of the Optionee, impair rights or obligations under any Option previously granted.

12.    REPURCHASE RIGHTS OF COMPANY

(a) Repurchase Rights on Termination of Employment or Directorship. In the event of the voluntary or involuntary termination of the Optionee’s employment or directorship with the Company, a Subsidiary or a Parent, as the case may be, for any reason, whether with or without cause, the Company shall have the right to repurchase all of the shares of Common Stock acquired upon exercise of any Option by the Optionee, his assigns, heirs, legatees, or legal representatives, together with any shares of stock issued by the Company as a dividend or other distribution on, in exchange for or upon conversion of such Common Stock (collectively, the “Subject Shares”). Within 90 days after the termination (with respect to shares held or owned on the date of termination) or within 90 days after exercise of any Option after the date of termination (with respect to shares acquired after the date of termination), the Company may give written notice to the Optionee, or if appropriate, to his assigns, heirs, legatees or legal representatives, setting forth the Company’s decision to exercise its repurchase right, the repurchase price of the Subject Shares and a date for closing not later than 15 days from the date of the written notice. The repurchase price per share shall be the greater of (i) the Fair Market Value per share of the Subject Shares on the date of repurchase or (ii) the price per share originally paid by the Optionee.

(b) Repurchase Rights on Transfer, Etc.

(i) Except as provided in the Plan, neither the Optionee nor his assigns, heirs, legatees or legal representatives shall make any Voluntary Transfer of any interest in the Subject Shares except in compliance with the Section 12(b), and all Subject Shares shall be subject to this Section 12(b) in the event of any Involuntary Transfer. The Company shall have the right to repurchase all of the Subject Shares in the case of an Involuntary Transfer and, in the case of a Voluntary Transfer, all shares that the Optionee designates as part of a proposed transfer (in either case referred to as the “Offered Shares”). Prior to a Voluntary Transfer, and no later than 15 days after an Involuntary Transfer, the Optionee, or his assigns, heirs, legatees, or legal representatives, shall give written notice to the Company of such proposed or actual transfer. The written notice shall include a description of the Voluntary Transfer or Involuntary Transfer, the name of the transferee and, in the case of a Voluntary Transfer, the price (if any) and the other terms (including complete terms of payment) of the proposed transfer. Within 30 days of the Company’s receipt of the notice, the Company may give written notice to the Optionee, or his assigns, heirs, legatees or legal representatives, stating whether the Company elects to exercise its repurchase rights, and, if so, the repurchase price of the Offered Shares, and a date for closing not later than 15 days from the date of the written notice.

(ii) In the case of a Voluntary Transfer consisting of a proposed sale solely for cash, based on a bona fide firm and present offer from a party unrelated to the Optionee, his assigns, heirs, legatees, or legal representatives, which offer is made primarily for investment purposes and not for the purpose of acquiring information concerning the Company or seeking any competitive advantage, and is not contingent on financing or otherwise, the repurchase price for the Company as to the Offered Shares shall be a cash amount equal to the price at which the sale is proposed to be made. In the case of any other kind of Voluntary Transfer or of any Involuntary Transfer, the repurchase price per share for the Offered Shares shall be the Fair Market Value as of the date of the Optionee’s written notice of the transfer or, if earlier, the date of the event triggering the Voluntary or Involuntary Transfer. Except with respect to a bona fide sale solely for cash, as described in the first sentence of this Section 12(b)(ii), if the Company’s repurchase rights under Section 12(a) are in effect at the time notice of a Voluntary Transfer is given or at the time an Involuntary Transfer occurs, then notwithstanding the provisions of this Section 12(b)(ii) the repurchase price shall be determined as set forth in Section 12(a).

(iii) In the case of a Voluntary Transfer, if the Company (or its designee(s) under Section 12(c)(ii)) elects to repurchase none of the Offered Shares referred to in the Optionee’s written notice to the Company, the Optionee may, within a period of 120 days from the date of delivery of notice to the Company, dispose of all of the Offered Shares, but only to the person or persons named in the notice at the price and on the terms set forth in the notice. In any case, whether a Voluntary Transfer or an Involuntary Transfer, if the Company (or its designee(s) does not elect to exercise its right to repurchase the Offered Shares, then the shares shall continue to be subject to repurchase under this Section 12(b) in the hands of the transferee.

(iv) A “Voluntary Transfer” means any transfer of any interest in the Subject Shares which did not arise by operation of law (or which arises by operation of law in enforcing an agreement entered into by the holder of the Subject Shares); and includes, without limitation, a sale for cash, obligations or any other property, a gift , a hypothecation, the exercise of a right of foreclosure or a power of sale granted in connection with a hypothecation, a transfer pursuant to an order specifically enforcing an agreement entered into by the holder of the Subject Shares, a transfer to any person other than the Optionee pursuant to an agreement of separate maintenance of the termination of the marriage of the Optionee by divorce or dissolution, and, in the case of a non-individual shareholder, any distribution to its shareholders, partners, beneficiaries or other holders of beneficial interests and any change in ownership resulting from a merger or other reorganization. An “Involuntary Transfer” means any transfer of any interest in the Subject Shares which is not a Voluntary Transfer; and includes, without limitation, the transfers resulting from death of an individual shareholder, involuntary dissolution of a non-individual shareholder, an adjudication of bankruptcy or insolvency of shareholder, the appointment of a guardian and/or conservator of the shareholder, the appointment of a guardian and/or conservator of the shareholder and any sale to satisfy a judgment (except a judgment specifically enforcing an agreement entered into by the holder of the Subject Shares).

(c) Stock Repurchase Procedures

(i) The closing for the repurchase of any Subject or Offered Shares by the Company under this Section 12 shall take place at the Company’s principal offices. At the closing, the holder of the certificate(s) for the shares being transferred shall deliver the certificate(s) evidencing the shares to the Company, together with a duly executed stock power, and the Company shall deliver the purchase price. The purchase price shall be payable in full in cash or by check.

(ii) The right of the Company to repurchase the Subject Shares or the Offered Shares shall be assignable in whole or in part by the Company to one or more persons or entities. Every designee shall have the right to exercise the repurchase rights in the designee’s own name for the designee’s own account and in the same manner provided for the Company; provided however, that in the case of a Voluntary Transfer only, the designee(s) may exercise the repurchase rights with respect to fewer than all of the Offered Shares, so long as not fewer than all of the Offered Shares will be purchased by the Company and/or its designee(s) acting together.

(iii) If any repurchase of shares requires the consent of or a filing with or notice to the Securities and Exchange Commission or any other applicable federal or state agency charged with the administration of applicable securities laws, the time period for the closing shall be extended for such periods as the necessary consent, filing or notice period is pending.

(iv) The company and the Optionee may waive (but not unilaterally extend) any of the time periods for the exercise of any repurchase rights.

(d) Termination of Repurchase Rights. The repurchase rights described in this Section 12 shall terminate and no longer be of effect with respect to any termination of the Optionee’s employment or directorship or any Voluntary or Involuntary Transfers occurring after:

(i) The mutual agreement of the Company and the Optionee or other holder of the Subject Shares or the Offered Shares; or

(ii) The effectiveness of a registration statement under the Securities Act of 1993 offering Common Stock of the Company to the general public in a bona fide, firm commitment underwriting.

(e) Certificates. So long as the repurchase rights granted to the Company are in effect as to any Subject Shares, the certificates for the Subject Shares shall be held by the Company.

13.    MISCELLANEOUS

(a) Employment. Neither the establishment of the Plan or any amendments, nor the granting of any Options, shall in any way modify or affect, or evidence any intention or understanding as to, the terms of employment of any Optionee with the Company, or any Subsidiary or Parent, including the duration of such employment. No person shall have a right to be granted Options or, having been granted Options, to be selected again.

(b) Multiple Options. Subject to the terms and restrictions set forth in the Plan, an Optionee may hold more than one Option.

(c) Written Notice. Any notices required under the Plan shall be in writing and shall be given on the forms, if any, provided or specified by the Committee. Written notice shall be effective upon actual receipt by the person to whom such notice is to be given; provided, however, that in the case of notices to Optionees and their assigns, heirs, legatees and legal representatives, notice shall be effective upon delivery if delivered personally or three business days after mailing, registered first class postage prepaid to the last known address of the person to whom notice is given. Written notice shall be given to the Committee and the Company at the following address or such other address as may be specified from time to time:

Synnex Information Technologies, Inc.

3797 Spinnaker Court

Fremont, CA 94538

Attn: Chief Financial Officer

(d) Applicable Law; Severability. The Plan shall be governed by and construed in all respects in accordance with the laws of the State of California and, with respect to ISOs, shall be interpreted and administered in accordance with Section 422 of the Code. If any provision regarding an ISO is susceptible of more than one interpretation, it shall be interpreted in a manner consistent with Option being treated as an ISO for federal income tax purposes. If any provisions of the Plan shall be held by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions shall continue to be fully effective.

(e) Withholding Taxes. At or after the time an option is exercised, in whole or in part, the Company may withhold from other payments due to Optionee, and if the payments are not sufficient, upon request of the Company the Optionee shall make adequate provision for federal and state income tax withholding obligations, if any, of the Company, any exercise of the Option.

(f) Financial Information for Optionees. Not less often than annually, the Company shall provide each Optionee with a copy of the annual financial statements of the Company.

14.    DEFINITIONS

(a) “Board of Directors”: The Board of Directors of the Company.

(b) “Change of Ownership”: Any (i) merger, consolidation, share exchange or reorganization of the Company with any other corporation in which the Company is not the surviving corporation, (ii) dissolution or complete liquidation of the Company, (iii) sale of all or substantially all of the assets of the Company, or (iv) transaction (or series of related transactions) in which there is a change in the beneficial ownership, directly or indirectly, of securities of the Company representing 50% or more of the combined voting power or value of the Company’s then outstanding equity securities. The term “equity securities” shall have the meaning set forth in Section 3(a) (11) of the Securities Exchange Act of 1934.

(c) “Code”: The Internal Revenue Code of 1986, as amended, together with all regulations.

(d) “Committee”: The Compensation Committee of the Board of Directors, or if there is none, the Board of Directors.

(e) “Common Stock”: The Common Stock of the Company or such other class or kind of shares or other securities as may be applicable pursuant to the provisions of Section 4(b) hereof.

(f) “Company”: Synnex Information Technologies, Inc. , a California corporation.

(g) “Effective Date”: The date on which the Plan shall become effective as set forth in Section 10.

(h) “Fair Market Value”: As applied to a specific date, the fair market value of the Common Stock on such date as determined in good faith by the Committee in the following manner:

(1)    If the shares of Common Stock are then listed on any national or regional stock exchange, the Fair Market Value shall be the mean between the high and low sales price on the date in question, or if there are no reported sales on such date, on the last preceding date on which sales were reported;

(2)    If the shares of Common Stock are not listed, then the Fair Market Value shall be the mean between the bid and ask prices quoted by a market maker or other recognized specialist in the shares of Common Stock at the close of the date in question.

(3)    In the absence of either of the foregoing, the Fair Market Value shall be determined by the Committee in its absolute discretion after giving consideration of the book value, the earnings history and the prospects of the Company in light of market conditions generally.

The Fair Market Value determined in such manner shall be final, binding and conclusive on all parties.

(i) “ISO”: A stock option intended to meet the requirements of an “incentive stock option,” as defined in Section 422 of the Code or any statutory provision that may replace such Section.

(j) “NQSO”: A stock option not intended to be an ISO and designated a non-qualified stock option by the Committee.

(k) “Option”: Any stock option, either an ISO or NQSO, granted from time to time under the Plan.

(l) “Optionee”: An employee or director of the Company or any of its Subsidiaries who has been granted an Option, and those heirs, legatees or legal representatives of such employee or director who may exercise an Option pursuant to Section 6(b).

(m) “Parent”: A “parent corporation” as defined in Section 424(e) of the Code, including any parent corporation which becomes such after the Effective Date of the Plan.

(n) “Plan”: This Synnex Information Technologies, Inc., 1993 Stock Option Plan, as it may be amended from time to time.

(o) “Stock Option Agreement”: A stock option agreement evidencing an Option in a form adopted by the Committee pursuant to Section 9(b).

(p) “Subject Shares”: See Section 12(a).

(q) “Subsidiary”: A “subsidiary corporation” as defined in Section 424(f) of the Code, including any subsidiary corporation which becomes such after the Effective Date of the Plan.

(r) “Voluntary Transfer” and “Involuntary Transfer”: See Section 12(b)(iv).

*     *     *

NON-QUALIFIED STOCK OPTION AGREEMENT

UNDER THE SYNNEX INFORMATION TECHNOLOGIES, INC.

1993 STOCK OPTION PLAN

THIS NON-QUALIFIED STOCK OPTION AGREEMENT (the “Agreement’), dated as of [DATE] (the date on which the Compensation Committee of the Board of Directors authorized the option grant), is entered into between Synnex Information Technologies, Inc., a California corporation (the “Company”), and [NAME] (the “Optionee”), an employee or consultant of the Company, its Parent or a Subsidiary of the Company, under and pursuant to the Synnex Information Technologies, Inc. 1993 Stock Option Plan (the “Plan”).

1.    Grant of Option. In consideration of the services performed or to be performed by the Optionee, the Company grants the Optionee an option (the “Option”) under the Plan to purchase a total of [No. of Shares] shares of Common Stock of the Company, upon the following terms and conditions:

(a) The Option is granted under and pursuant to the Plan, a copy of which is attached to this Agreement and incorporated into this Agreement by reference, and the Option is subject to all of the provisions of the Plan. Capitalized terms used in this Agreement without definition shall have the same meanings given the terms in the Plan.

(b) The Option is intended to be non-qualified stock option (“NQO”), as defined in the Internal Revenue Code of 1986, as amended, (the “Code”) and the regulations issued under that section.

(c) The Option is not exercisable after the expiration of 10 years from the date of grant.

(d) The Option is not transferable otherwise than by will or under the laws of descent and distribution, and the Option is exercisable during the lifetime of the Optionee only by the Optionee.

2.    Details of Option

(a) Exercise. Subject to Section 1(c) of this Agreement and all other provisions of this Agreement and the Plan applicable to exercise of the Option, the Option shall become exercisable as follows:

# of Shares	[No. of Shares]
Date of Grant	[DATE]
Exercise Price	$[PRICE]
Vesting Commencement Date	Vesting at 20%
per year starts as of ______,1996

(b) Change of Ownership. Upon a Change of Ownership (as defined in Section 14(b) of the Plan), the Company may continue or cancel the Option as described in Section 6(c) of the Plan without the consent of the Optionee.

(c) Termination of Employment or Directorship . The Optionee, or in the event of the Optionee’s death, the Optionee’s heirs, legatees or legal representatives, as in the case may be, have rights within specified time periods subsequent to termination of the Optionee’s employment, position as an

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officer or directorship with the Company, its Parent or its Subsidiaries, as the case may be, to exercise the Option, as described in Section 6(b) of the Plan.

(d) Exercise Procedure. The Option or any part of the Option may be exercised by giving written notice to the Company, in form satisfactory to the Company, which notice shall specify the number of whole shares, but in increments of no less than 500, to be purchased. The Company shall specify a closing date, which shall not be more than 30 days after the date of the Common Stock being purchased. The exercise procedure is described in Section 7 of the Plan.

3.    Repurchasing Rights. The Company may repurchase shares of Common Stock acquired upon exercise of the Option upon conditions specified in Section 12 of the Plan.

4.    Income Taxes.

(a) No Representations or Warranties. Neither the Company nor the Committee nor any of their representatives or agents has made any representations or warranties to the Optionee with respect to the income tax or other consequences of the transactions contemplated by this Agreement, and the Optionee is not relying on the Company, the Committee or any of their representatives or agents for an assessment of tax or other consequences.

(b) Early Disposition of NQO Stock. The Optionee understands that if the Optionee exercises this Option and purchases Common Stock, the Optionee will be treated for federal income tax purposes as having received ordinary income at the time of such exercise in an amount generally equal to the difference between the amount paid for the Common Stock and the Market Value of the Common Stock. The Optionee also understands that any ordinary income so realized may be treated as wages subject to withholding and other payroll taxes. The Optionee agrees to notify the Company in writing at least 10 days before the date of any such exercise and to pay, upon the Company’s request, to the Company on or before such exercise any amount of withholding or other payroll taxes required to be withheld or paid by the Company or any of its Subsidiaries with respect to such disposition.

5.    Written Notice. Any written notice under this Agreement shall be given in the matter and shall be effective on the date provided in Section 13(c) of the Plan.

6.    Employment or Other Relationship. Neither the establishment of the Plan or any amendments, nor the granting of any Options, shall in any way modify or affect, or evidence any intention or understanding as to, the terms of employment of any Optionee with Company, or any Subsidiary or Parent, including the duration of such employment. Except as provided to the contrary in any written agreement between the Optionee and the Company, the Optionee may be terminated at any time by the Company, or any Subsidiary or Parent, and such termination may be with or without cause. No person shall have the right to be granted Options or having been granted Options, to be selected again.

7.    Miscellaneous. This Agreement shall bind and insure to the benefit of the Company and its successors and assigns, and the Optionee and any heir, legatee, or legal representative of the Optionee, This Agreement shall be interpreted under and governed by and construed in accordance with the laws of the State of California.

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IN WITNESS WHEREOF, the parties have executed this Agreement in duplicate as of the day and year first above written.

Synnex Information Technologies, Inc.

By:

Its:

Optionee

Signed:
[NAME]

Spousal Consent

The undersigned has read and is familiar with the preceding Incentive Stock Option Agreement and consents and agrees to be bound by all the terms of the Agreement and the Plan as if the undersigned had signed the Agreement. Without limiting the effect of the preceding sentence, the undersigned specifically agrees that the Company may rely on any authorization, instruction or election made under the Agreement by the Optionee alone and that all of his or her right, title or interest, if any, in the Common Stock purchased by the Optionee under the Agreement, whether arising by operation of community property law, by property settlement or otherwise, shall be subject to all of such terms.

Signed:

Print Name:

Exhibit A:    Copy of the Plan

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INCENTIVE STOCK OPTION AGREEMENT

UNDER THE SYNNEX INFORMATION TECHNOLOGIES, INC.

1993 STOCK OPTION PLAN

THIS INCENTIVE STOCK OPTION AGREEMENT (the “Agreement’), dated as of [DATE] (the date on which the Compensation Committee of the Board of Directors authorized the option grant), is entered into between Synnex Information Technologies, Inc., a California corporation the “Company”), and [NAME] (the “Optionee”), an employee of the Company, its Parent or a Subsidiary of the Company, under and pursuant to the Synnex Information Technologies, Inc. 1993 Stock Option Plan (the “Plan”).

1.    Grant of Option. In consideration of the services performed or to be performed by the Optionee, the Company grants the Optionee an option (the “Option”) under the Plan to purchase a total of xxxxx shares of Common Stock of the Company, upon the following terms and conditions:

(a) The Option is granted under and pursuant to the Plan, a copy of which is attached to this Agreement and incorporated into this Agreement by reference, and the Option is subject to all of the provisions of the Plan. Capitalized terms used in this Agreement without definition shall have the same meanings given the terms in the Plan.

(b) Except as provided in Section 6(b) of the Plan, the Option is intended to be an incentive stock option (“ISO”), as defined in Section 422 of the Internal Revenue Code of 1986, as amended, (the “Code”) and the regulations issued under that section.

(c) The Option is not exercisable after the expiration of 10 years from the date of grant.

(d) The Option is not transferable otherwise than by will or under the laws of descent and distribution, and the Option is exercisable during the lifetime of the Optionee only by the Optionee.

2.    Details of Option

(a) Exercise. Subject to Section 1(c) of this Agreement and all other provisions of this Agreement and the Plan applicable to exercise of the Option, the Option shall become exercisable as follows:

# of Shares	xxxxx
Date of Grant	[DATE]
Exercise Price	$[PRICE]
Vesting Commencement Date	Vesting at 20%
per year starts as of , 1996

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(b) Change of Ownership. Upon a Change of Ownership (as defined in Section 14(b) of the Plan), the Company may continue or cancel the Option as described in Section 6(c) of the Plan without the consent of the Optionee.

(c) Termination of Employment or Directorship. The Optionee, or in the event of the Optionee’s death, the Optionee’s heirs, legatees or legal representatives, as in the case may be, have rights within specified time periods subsequent to termination of the Optionee’s employment, position as an officer or directorship with the Company, its Parent or its Subsidiaries, as the case may be, to exercise the Option, as described in Section 6(b) of the Plan.

(d) Exercise Procedure. The Option or any part of the Option may be exercised by giving written notice to the Company, in form satisfactory to the Company, which notice shall specify the number of whole shares, but in increments of no less than 500, to be purchased. The Company shall specify a closing date, which shall not be more than 30 days after the date of the Common Stock being purchased. The exercise procedure is described in Section 7 of the Plan.

3.    Repurchasing Rights. The Company may repurchase shares of Common Stock acquired upon exercise of the Option upon conditions specified in Section 12 of the Plan.

4.    Income Taxes.

(a) No Representations or Warranties. Neither the Company nor the Committee nor any of their representatives or agents has made any representations or warranties to the Optionee with respect to the income tax or other consequences of the transactions contemplated by this Agreement, and the Optionee is not relying on the Company, the Committee or any of their representatives or agents for an assessment of tax or other consequences.

(b) Early Disposition of ISO Stock. The Optionee understands that if the Optionee disposes of any shares of Common Stock acquired under this Option as an ISO within two years after the date of this Agreement or within one year after the shares are transferred to the Optionee, the Optionee will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount generally equal to the lesser of (1) the excess of the Fair Market Value of such shares of Common Stock on the date of the exercise of the Option or subsequent date of vesting under Section 83 of the Code over the exercise price paid for such shares, or (2) the gain realized upon the disposition of such shares. The Optionee also understands that any ordinary income so realized may be treated as wages subject to withholding and other payroll taxes. The Optionee agrees to notify the Company in writing at least 10 days before the date of any such early disposition and to pay, upon the Company’s request, to the Company on or before such disposition any amount of withholding or other payroll taxes required to be withheld or paid by the Company or any of its Subsidiaries with respect to such disposition.

5.    Written Notice. Any written notice under this Agreement shall be given in the matter and shall be effective on the date provided in Section 13(c) of the Plan.

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6.    Employment or Other Relationship. Neither the establishment of the Plan or any amendments, nor the granting of any Options, shall in any way modify or affect, or evidence any intention or understanding as to, the terms of employment of any Optionee with Company, or any Subsidiary or Parent, including the duration of such employment. Except as provided to the contrary in any written agreement between the Optionee and the Company, the Optionee may be terminated at any time by the Company, or any Subsidiary or Parent, and such termination may be with or without cause. No person shall have the right to be granted Options or having been granted Options, to be selected again.

7.    Miscellaneous. This Agreement shall bind and insure to the benefit of the Company and its successors and assigns, and the Optionee and any heir, legatee, or legal representative of the Optionee, This Agreement shall be interpreted under and governed by and construed in accordance with the laws of the State of California.

IN WITNESS WHEREOF, the parties have executed this Agreement in duplicate as of the day and year first above written.

Synnex Information Technologies, Inc.

By:

Its:

Optionee

Signed:
[NAME]

Exhibit A:    Copy of the Plan

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Spousal Consent

The undersigned has read and is familiar with the preceding Incentive Stock Option Agreement and consents and agrees to be bound by all the terms of the Agreement and the Plan as if the undersigned had signed the Agreement. Without limiting the effect of the preceding sentence, the undersigned specifically agrees that the Company may rely on any authorization, instruction or election made under the Agreement by the Optionee alone and that all of his or her right, title or interest, if any, in the Common Stock purchased by the Optionee under the Agreement, whether arising by operation of community property law, by property settlement or otherwise, shall be subject to all of such terms.

Signed:

Print Name:

Exhibit A:    Copy of the Plan

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